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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K
                              ---------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934









                       AUGUST 9, 2004                      0-27078
           ----------------------------------------- ------------------
    Date of Report (Date of earliest event reported)    (Commission File Number)





                               HENRY SCHEIN, INC.
             (Exact name of registrant as specified in its charter)







           DELAWARE                         11-3136595
---------------------------------       -------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


                                 135 DURYEA ROAD
                               MELVILLE, NEW YORK
                                      11747
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 843-5500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.         OTHER EVENTS

        On August 9, 2004, Henry Schein, Inc. issued a press release announcing the closing of a private offering of $240 million aggregate principal amount of its 3.00% convertible contingent senior notes due 2034.

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

                (a) Not applicable.

                (b) Not applicable.

                (c) Exhibits:

                99.1  Press Release, dated August 9, 2004.




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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HENRY SCHEIN, INC.



                                          By:  /s/ Michael Ettinger
                                               --------------------------------
                                               Name:  Michael Ettinger
                                               Title: Secretary, Vice President
                                                      and General Counsel


Date:  August 12, 2004



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                                EXHIBIT INDEX


DOC. NO.          DOCUMENT DESCRIPTION

99.1              Press Release, dated August 9, 2004.